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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 30, 2006


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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

                 DELAWARE                                   000-21139                        38-3185711
(State or other jurisdiction of incorporation)        (Commission File Number)     (IRS Employer Identification No.)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01  OTHER EVENTS

     On May 30, 2006, the Company announced that it would close its Brantford, Ontario, manufacturing facility by June 2007 as part of its previously announced February 2006 restructuring plan. The 66,000- square-foot plant makes a variety of automotive column shift assemblies. The facility closing will impact approximately 120 jobs and the company will transfer Brantford production to other DURA facilities to improve overall capacity utilization. Facilities receiving the work will be announced at a later date. The information contained in the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to this Item 8.01.










SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    DURA AUTOMOTIVE SYSTEMS, INC.


Date:  June 2, 2006                 By:/s/ Keith R. Marchiando
                                    --------------------------------------------
                                    Keith R. Marchiando
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)


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                                INDEX TO EXHIBITS

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EXHIBIT NO.    DESCRIPTION

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99.1           Press release dated May 30, 2006 announcing the closure of DURA
               Automotive Systems, Inc.'s Brantford, Ontario, manufacturing facility by June 2007.
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